Fair Value of Assets & Liabilities	12 Months Ended
Dec. 31, 2025
Fair Value of Assets & Liabilities [Abstract]
FAIR VALUE OF ASSETS & LIABILITIES
21	FAIR VALUE OF ASSETS & LIABILITIES

Asset and liabilities not measured at fair value.

Cash and bank balance, other receivables and payables carrying amounts of these balances approximate their fair values due to the short-term nature of these balances.

Trade receivables and trade payables carrying amounts (including trade balances due from/to related parties) approximate their fair values as they are subject to normal trade credit terms.

Bank borrowings carrying amounts approximate their fair values as they are subject to interest rates close to market rate of interests for similar arrangements with financial institutions.

Non-financial assets, including prepayments arising from share-based payment arrangements, are not within the scope of fair value disclosure under financial instruments standards and are therefore excluded from this disclosure.